SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) of Section 240.14a-12


                               CELGENE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                           WARREN, NEW JERSEY 07059


                                        May 15, 2004


Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Celgene Corporation. The Annual Meeting will be held on June 15, 2004, beginning at 1:00 p.m., local time, at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036. The formal Notice of Annual Meeting is set forth in the enclosed material.

     The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on our operation.

     It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

     We appreciate your investment in Celgene and urge you to return your proxy card as soon as possible.




                                        Sincerely,



                                        John W. Jackson
                                        Chairman of the Board and
                                        Chief Executive Officer

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                           WARREN, NEW JERSEY 07059


                              ------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              ------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of CELGENE CORPORATION will be held at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036 on June 15, 2004, at 1:00 p.m., local time, for the following purposes:

   1. to elect ten directors;

   2. to approve an amendment to our Certificate of Incorporation to increase the total number of authorized shares of stock to 300,000,000;

   3. to ratify the appointment of KPMG LLP as our independent certified public accountants for the fiscal year ending December 31, 2004; and

   4. to transact any such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 28, 2004 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

   A proxy and return envelope are enclosed for your convenience.

                                       By order of the Board of Directors



                                       JOHN W. JACKSON
                                       Chairman of the Board and
                                       Chief Executive Officer



May 15, 2004

               -----------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                     Please mark, sign and date the enclosed
                        proxy card and return it promptly
                in the enclosed self-addressed, stamped envelope.
              -----------------------------------------------------

                              CELGENE CORPORATION
                              7 POWDER HORN DRIVE
                           WARREN, NEW JERSEY 07059

                             ---------------------
                                PROXY STATEMENT
                            ---------------------

     This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors for use at our Annual Meeting of Stockholders (the "Annual Meeting") to be held on June 15, 2004, and at any adjournment or postponement thereof. A copy of the Notice of Annual Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 15, 2004.

RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on April 28, 2004, the record date for the Annual Meeting (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date we had
outstanding       shares of common stock, par value $.01 per share (the "Common
Stock"), which are our only securities entitled to vote at the Annual Meeting, each share being entitled to one vote.

REVOCABILITY OF PROXIES

     Stockholders who execute proxies may revoke them by giving written notice to our Chief Executive Officer at any time before such proxies are voted. Attendance at the Annual Meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Annual Meeting at any time prior to the voting of the proxy.

OTHER MATTERS

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the Annual Meeting, other than the election of directors, the approval of an amendment to our Certificate of Incorporation to increase the number of shares of Common Stock we are authorized to issue and the ratification of the appointment of our independent certified public accountants for the current fiscal year. However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

SOLICITATION EXPENSES

     We will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses. In addition, we have retained ADP, a proxy solicitation organization, to assist in the solicitation of proxies. ADP's fee is estimated to be $75,000, plus reasonable out-of-pocket expenses.

VOTING PROCEDURES; ABSTENTIONS

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board of Directors intend to vote FOR the nominees for election as our directors listed herein, FOR the amendment to our Certificate of Incorporation to increase the number of shares of Common Stock we are authorized to issue and FOR the ratification of the appointment of KPMG LLP as our independent certified public accountants for the fiscal year ending December 31, 2004.

     A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof. Abstentions will be counted as present or represented for purposes of establishing a quorum for the transaction of business.

     Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders. Abstentions will have no effect on the election of directors, which is by plurality of the votes cast in person or by proxy, but abstentions will, in effect, be votes against the amendment to our Certificate of Incorporation to increase the number of shares of Common Stock we are authorized to issue and against the ratification of the selection of independent public accountants. The amendment to our Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the Record Date whether or not present in person or represented by proxy. The ratification of the selection of independent public accountants requires the affirmative vote of a majority of the shares of Common Stock present and eligible to vote on such matter.

                   MATTERS TO COME BEFORE THE ANNUAL MEETING

                      PROPOSAL ONE: ELECTION OF DIRECTORS

NOMINEES

     At the Annual Meeting, ten directors, who have been nominated by the Nominating and Governance Committee, are to be elected, each to hold office (subject to our Bylaws) until the next annual meeting and until his or her successor has been elected and qualified. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. Directors will be elected by an affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. There are no family relationships between any of our directors and executive officers. The information concerning the nominees and their security holdings has been furnished by them to us.


NAME                                     AGE                        POSITION
--------------------------------------- ----- ---------------------------------------------------
John W. Jackson .......................  59   Chairman of the Board and Chief Executive Officer
Sol J. Barer, Ph.D. ...................  57   President, Chief Operating Officer and Director
Robert J. Hugin .......................  49   Chief Financial Officer, Senior Vice President and
                                               Director
Jack L. Bowman ........................  71   Director
Frank T. Cary .........................  83   Director
Michael D. Casey ......................  58   Director
Arthur Hull Hayes, Jr., M.D. ..........  71   Director
Gilla Kaplan, Ph.D. ...................  56   Director
Richard C.E. Morgan ...................  59   Director
Walter L. Robb, Ph.D. .................  75   Director

                             ---------------------

     John W. Jackson has been our Chairman of the Board and Chief Executive Officer since January 1996 and is a member of the Executive Committee of our Board of Directors. From February 1991 to January 1996, Mr. Jackson was President of Gemini Medical, a consulting firm that he founded and which focused on medical device company strategy and investment advice. Previously, Mr. Jackson had been President of the worldwide Medical Device Division of American Cyanamid, a major pharmaceutical company, from February 1986 to January 1991, and served in various international positions, including

Vice President--International for American Cyanamid from 1978 to 1986. Mr. Jackson served in several human health marketing positions at Merck & Company, a major pharmaceutical company, from 1971 to 1978. Mr. Jackson received a B.A. degree from Yale University and an M.B.A. from INSEAD, France.

     Sol J. Barer, Ph.D. has been our President since October 1993 and our Chief Operating Officer and one of our directors since March 1994 and is a member of the Executive Committee of our Board of Directors. Dr. Barer was Senior Vice President--Science and Technology and Vice President/General Manager--Chiral Products from October 1990 to October 1993 and our Vice President--Technology from September 1987 to October 1990. Dr. Barer received a Ph.D. in organic and physical chemistry from Rutgers University. Dr. Barer is also a director of Nobex, Inc. and Semorex, Inc. and serves on the New Jersey Commission of Science and Technology.

     Robert J. Hugin has been our Senior Vice President and Chief Financial Officer since June 1999 and was elected by the Board of Directors to serve as one of our directors in December 2001. Previously, Mr. Hugin had been a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin received an A.B. degree from Princeton University and an M.B.A. from the University of Virginia. Mr. Hugin is also a director of The Medicines Company.

     Jack L. Bowman has been one of our directors since April 1998, and is the Chairman of the Nominating and Governance Committee of our Board of Directors and a member of the Management Compensation and Development Committee. Mr. Bowman serves as Chairman and Chief Executive Officer of NeoRx Corporation, having served as Company Group Chairman of Johnson & Johnson from 1987 to 1994. From 1983 to 1987, Mr. Bowman served as Executive Vice President of American Cyanamid. Mr. Bowman is also a director of NeoRx Corporation, Cell Therapeutics, Inc., Targeted Genetics and Reliant Pharmaceuticals LLC.

     Frank T. Cary has been Chairman of the Executive Committee of our Board of Directors since July 1990 and one of our directors since 1987, and is a member of the Nominating and Governance Committee of our Board of Directors and a member of the Management Compensation and Development Committee. From 1973 to 1981, Mr. Cary was Chairman of the Board and Chief Executive Officer of International Business Machines Corporation. Mr. Cary also is a director of Cygnus Therapeutic Systems Inc., ICOS Corporation, Lincare Inc., Lexmark International Inc. and Vion Pharmaceuticals Inc.

     Michael D. Casey has served as one of our directors since August 2002 and is a member of the Nominating and Governance Committee and the Audit Committee. From October 1997 to February 2002, Mr. Casey served as the Chairman, President, Chief Executive Officer and a director of Matrix Pharmaceutical, Inc. From November 1995 to December 1996, Mr. Casey was Executive Vice President at Schein Pharmaceutical, Inc. In December 1996, he was appointed President of the retail and specialty products division of Schein. From June 1993 to November 1995, he served as President and Chief Operating Officer of Genetic Therapy, Inc. Mr. Casey was President of McNeil Pharmaceutical (a unit of Johnson & Johnson) from 1989 to June 1993 and Vice President, Sales and Marketing for Ortho Pharmaceutical Corp. (a subsidiary of Johnson & Johnson) from 1985 to 1989. Mr. Casey is also a director of Bone Care International, Inc., Allos Therapeutics, Inc., Cholestech Corporation, OrthoLogic Corp. and Durect Corp.

     Arthur Hull Hayes, Jr., M.D., one of our directors since 1995 and a member of the Audit Committee of our Board of Directors, has been President and Chief Operating Officer of MediScience Associates, a consulting organization that works with pharmaceutical firms, biomedical companies and foreign governments, since July 1991, and clinical professor of medicine and pharmacology at the Pennsylvania State University College of Medicine. From 1986 to 1990, Dr. Hayes was President and Chief Executive Officer of E.M. Pharmaceuticals, a unit of E. Merck AG, and from 1981 to 1983 was Commissioner of the U.S. Food and Drug Administration. Dr. Hayes also is a director of Myriad Genetics, Inc., NaPro BioTherapeutics, Inc. and eResearch Technology, Inc.

     Gilla Kaplan, Ph.D., one of our directors since April 1998 and a member of the Audit Committee of our Board of Directors, is head of the Laboratory of Mycobacterial Immunity and Pathogenesis at The Public Health Research Institute at the International Center for Public Health in Newark, New Jersey, where she was appointed full Member in 2002. Dr. Kaplan has also been appointed Professor of Medicine and Professor of Microbiology and Molecular Genetics at UMDNJ. Previously, Dr. Kaplan was an immunologist in the Laboratory at Cellular Physiology and Immunology at The Rockefeller University in New York where she was an Associate Professor.

     Richard C.E. Morgan has been one of our directors since 1987, and is Chairman of the Management Compensation and Development Committee and a member of the Executive Committee of our Board of Directors. Mr. Morgan is the Chairman and Chief Executive Officer of Amphion Capital Partners LLC and a Managing Partner of Amphion Capital Management LLC. Mr. Morgan serves on the Board of Directors of Axcess Inc. and Orbis International, Inc. and several other private companies.

     Walter L. Robb, Ph.D., one of our directors since 1992 and the Chairman of the Audit Committee of our Board of Directors, has been a private consultant and President of Vantage Management Inc., a consulting and investor services company, since January 1993. Dr. Robb was Senior Vice President for Corporate Research and Development of General Electric Company, and a member of its Corporate Executive Council from 1986 to December 1992. Dr. Robb is Chairman of the Board of Directors of Capital District Sports. He is also a director of Mechanical Technology, Inc., Nextec, Cyclics, X-Ray Optical Systems and Evident Technology.


                            ---------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The table below sets forth the beneficial ownership of the Common Stock as of April 7, 2004 by (i) each director, (ii) each of the named executive officers, (iii) all of our directors and named executive officers as a group and (iv) all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock. Shares of Common Stock subject to warrants and/or options that are currently exercisable or exercisable within 60 days of April 7, 2004 are deemed outstanding for computing the ownership percentage of the stockholder holding such warrants and/or options, but are not deemed outstanding for computing the ownership percentage of any other stockholder. Unless otherwise noted, the address of each stockholder is Celgene Corporation, 7 Powder Horn Drive, Warren, New Jersey 07059.



                                                   AMOUNT AND NATURE OF          PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNERSHIP           BENEFICIAL OWNERSHIP          OF CLASS
------------------------------------------   --------------------------------   ---------
John W. Jackson ..........................               2,399,428 (1)(2)(3)        2.9%
Sol J. Barer, Ph.D. ......................               1,337,910 (1)(2)(4)        1.6%
Robert J. Hugin ..........................                 937,186 (1)(2)(5)        1.1%
Jack L. Bowman ...........................                 123,100 (1)                *
Frank T. Cary ............................                 453,340 (1)(6)             *
Michael D. Casey .........................                  24,000 (1)                *
Arthur Hull Hayes, Jr., M.D. .............                 200,000 (1)                *
Gilla Kaplan, Ph.D. ......................                  95,999 (1)                *
Richard C.E. Morgan ......................                 105,462 (1)                *
Walter L. Robb, Ph.D. ....................                 249,500 (1)                *
All our directors and current
 executive officers as a group
 (ten persons) ...........................               5,925,925 (7)              6.9%
FMR Corp. ("FMR") ........................              12,195,032 (8)             15.0%
82 Devonshire Street,
Boston, MA 02109

----------
* Less than one percent (1%).

        (1) Includes shares of Common Stock that the directors and executive officers have the right to acquire through the exercise of warrants and/or options within 60 days of April 7, 2004 as follows: John W. Jackson - 1,591,820; Sol J. Barer - 1,094,612; Robert J. Hugin - 824,205; Jack Bowman - 120,100; Frank T. Cary - 85,000; Michael D. Casey - 20,000; Arthur Hull Hayes, Jr. - 200,000; Gilla Kaplan - 95,999; Richard C.E. Morgan - 55,000; and Walter L. Robb - 203,000. Does not include shares of Common Stock that the directors and executive officers have the right to acquire through the exercise of options not exercisable within 60 days of April 7, 2004, as follows:
            John W. Jackson - 0; Sol J. Barer - 0; Robert J. Hugin - 0; Jack L. Bowman - 11,250; Frank T. Cary - 11,250; Michael D. Casey - 26,250; Arthur Hull Hayes, Jr. - 11,250; Gilla Kaplan - 11,250; Richard C.E. Morgan - 11,250; and Walter L. Robb - 11,250.

        (2) Includes shares of Common Stock reflecting matching contributions under our 401(k) Plan in which the executive officers will vest within 60 days of April 7, 2004.

        (3) Includes with respect to Mr. Jackson, 100,000 shares owned by Mr. Jackson's spouse, as to which shares Mr. Jackson disclaims beneficial ownership, and 50,000 shares owned by a foundation in which Mr. Jackson holds a pecuniary interest.

        (4) Includes with respect to Dr. Barer, 125,000 shares and 45 shares owned by the spouse and daughter of Dr. Barer respectively, as to which shares Dr. Barer disclaims beneficial ownership.

        (5) Includes with respect to Mr. Hugin, 21,200 shares owned by a family foundation in which Mr. Hugin holds a pecuniary interest.

        (6) Includes with respect to Mr. Cary, 75,000 shares owned by a trust in which Mr. Cary is one of the trustees and holds a pecuniary interest, and 37,994 shares owned by a family limited liability company in which Mr. Cary also holds a pecuniary interest.

        (7) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes and shares of Common Stock subject to warrants and/or options that are currently exercisable or exercisable within 60 days of April 7, 2004.

        (8) Information regarding FMR was obtained from a Schedule 13G, filed by FMR with the Securities and Exchange Commission on February 17, 2004. Such Schedule 13G states that, through two wholly owned subsidiaries (Fidelity Management & Research Company and Fidelity Management Trust Company), FMR beneficially owns 12,195,032 shares of Common Stock, and has sole dispositive power over all 12,195,032 shares and sole voting power over 73,000 of such shares.

DIRECTOR COMPENSATION

     All members of the Board of Directors who are not our employees ("NON-EMPLOYEE DIRECTORS") receive an annual fee of $10,000 a year and an additional $10,000 a year upon attendance of 75% of the total number of meetings of the Board of Directors. In addition, all Non-Employee Directors receive $2,000 for each Board Meeting attended in person (and are reimbursed for their expenses for each meeting attended) and $500 for each telephonic Board Meeting attended, and are eligible to receive stock options pursuant to the 1995 Non-Employee Directors' Plan (the "DIRECTORS' OPTION PLAN"). Each Non-Employee Director serving on a committee of the Board of Directors receives $500 for each committee meeting attended in person or by telephone. In addition, each of the Chairmen of the Management Compensation and Development Committee, the Executive Committee and the Nominating and Governance Committee receive $2,500 in annual cash compensation, and the chairman of the Audit Committee receives $5,000 in annual cash compensation.

     The Directors' Option Plan was adopted by the Board of Directors on April 5, 1995, and approved by our stockholders at the 1995 annual meeting of stockholders. At our annual meeting held in 1997, the Directors' Option Plan was amended to increase the number of shares of our Common Stock that may be issued upon exercise of options granted thereunder from 750,000 shares to 1,050,000 shares. At our annual meeting held in 1999, the Directors' Option Plan was amended to increase the number of shares of our Common Stock that may be issued upon exercise of options granted thereunder from 1,050,000 shares to 1,800,000 shares. The Directors' Option Plan currently provides for the granting to Non-Employee Directors of non-qualified options to purchase an aggregate of not more than 1,800,000 shares (subject to adjustment to reflect changes in capitalization) of Common Stock.

     Under the Directors' Option Plan, each new Non-Employee Director upon the date of his or her election or appointment will be granted a non-qualified option to purchase 20,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director of our company.

     Each Non-Employee Director currently also receives non-qualified options to purchase 3,750 shares of Common Stock per quarter (15,000 shares annually). These options vest in full on the first anniversary of the date of the grant, assuming the Non-Employer Director is a director of our company on that date.

     The Directors' Option Plan also provides for a discretionary grant upon the date of each annual meeting of an additional option to purchase up to 5,000 shares to a non-employee director who serves as a member (but not a chairman) of a committee of the Board of Directors and up to 10,000 shares to a non-employee director who serves as the chairman of a committee of the Board of Directors.

     All options granted pursuant to the Directors' Option Plan will expire no later than 10 years from the date of grant and no options may be granted after June 16, 2005. If a Non-Employee Director terminates his or her service on the Board of Directors for any reason, options that were exercisable on the date of termination and that have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years after such change of control a director ceases to be a Non-Employee Director for any reason, or is not nominated for election by our stockholders, all unvested portions of a stock option will automatically vest.

     In 2003, pursuant to the Directors' Option Plan, each of Messrs. Bowman, Cary and Morgan and Dr. Robb received options to purchase a total of 27,500 shares of Common Stock. Such options were granted: 20,000 on June 10; 3,750 on September 15 and 3,750 on December 15, 2003, at exercise prices of $33.62, $45.11 and $44.83 per share, respectively, the fair market value of the stock on the dates of the grants. In 2003, pursuant to the Directors' Option Plan, each of Mr. Casey and Drs. Kaplan and Hayes received options to purchase a total of 22,500 shares of Common Stock. Such options were granted: 15,000 on June 10; 3,750 on September 15 and 3,750 on December 15, 2003, at exercise prices of $33.62, $45.11 and $44.83 per share, respectively, the fair market value of the stock on the dates of the grants.

BOARD INDEPENDENCE

     No director will be deemed to be independent unless the Board of Directors affirmatively determines that the director has no material relationship with our company, directly or as an officer, stockholder or partner of an organization that has such a relationship. The Board of Directors observes all criteria for independence established by the National Association of Securities Dealers, Inc. ("NASD"). In its annual review of director independence, the Board of Directors has determined that all of our Non-Employee Directors, and a majority of all of the directors, of our company may be classified as "independent" within the meaning of Rule 4200 of the NASD Marketplace Rules.

BOARD MEETINGS; COMMITTEES AND MEMBERSHIP

     The Board of Directors held eight meetings during 2003. During 2003, each of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served. Our policy is to encourage our Board members to attend the Annual Meeting of stockholders, and a majority of our directors attended the 2003 Annual Meeting of stockholders.

     We maintain the following committees of the Board of Directors: the Executive Committee (the "EXECUTIVE COMMITTEE"), the Management Compensation and Development Committee (the "COMPENSATION COMMITTEE"), the Nominating and Governance Committee (the "NOMINATING COMMITTEE") and the Audit Committee (the "AUDIT COMMITTEE"). Except for the Executive Committee, each of the committees are comprised entirely of directors who may be classified as "independent" within the meaning of Rule 4200 of the NASD Marketplace Rules. Other than the Executive Committee, each of the committees acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A and is available on our website at http://www.celgene.com. A copy of the Nominating Committee Charter is attached to this Proxy Statement as Appendix B.

The Executive Committee

     The Executive Committee's current members are Frank T. Cary, Chairman, Sol
J. Barer, John W. Jackson and Richard C.E. Morgan. The Executive Committee held no meetings in 2003. The Executive Committee has and may exercise all of the powers and authority of our full Board of Directors, subject to certain exceptions.

The Compensation Committee

     The Compensation Committee's current members are Richard C.E. Morgan, Chairman, Frank T. Cary and Jack L. Bowman. The Compensation Committee annually reviews the total compensation package for all executive officers, including the Chief Executive Officer; considers modification of existing compensation and benefit programs and the adoption of new plans; administers the plans and reviews the compensation of non-employee members of the Board of Directors. The Compensation Committee has (i) the full power and authority to interpret the provisions and supervise the administration of our 1986 Stock Option Plan, the 1992 Long-Term Incentive Plan and the 1998 Stock Incentive Plan, (ii) the full power and authority to administer and interpret our Deferred Compensation Plan,
(iii) the full power and authority to administer and oversee our Long-term Incentive Plan and (iv) the authority to review all matters relating to our personnel. The Compensation Committee met four times during 2003.

The Nominating Committee

     The Nominating Committee's current members are Jack L. Bowman, Chairman, Frank T. Cary and Michael D. Casey. The Nominating Committee held its first meeting in 2003. The Nominating Committee determines the criteria for nominating new directors, recommends to the Board of Directors candidates for nomination to the Board of Directors and oversees the evaluation of the Board of Directors. The Nominating Committee's process to identify and evaluate candidates for nomination to the Board of Directors includes consideration of candidates for nomination to the Board of Directors recommended by stockholders. Such stockholder recommendations must be delivered to our Secretary, together with the information required to be filed in a Proxy Statement with the Securities and Exchange Commission regarding director nominees and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our Bylaws and under the section of this Proxy Statement entitled "Stockholder Nominations." In considering and evaluating such stockholder proposals that have been properly submitted, the Nominating Committee will apply substantially the same criteria that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee as described below. To date, we have not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Nominating Committee's slate of nominees in our proxy statement.

     In addition, certain identification and disclosure rules apply to director candidate proposals submitted to the Nominating Committee by any single stockholder or group of stockholders that has beneficially owned more than five percent of the Common Stock for at least one year (a "Qualified Stockholder Proposal"). If the Nominating Committee receives a Qualified Stockholder Proposal that satisfies the necessary notice, information and consent provisions referenced above, the Proxy Statement will identify the candidate and the stockholder (or stockholder group) that recommended the candidate and disclose whether the Nominating Committee chose to nominate the candidate. However, no such identification or disclosure will be made without the written consent of both the stockholder (or stockholder group) and the candidate to be so identified. The procedures described in this paragraph are meant to establish additional requirements and are not meant to replace or limit stockholders' general nomination rights in any way.

     In evaluating director nominees, the Nominating Committee currently considers the following factors:

     o our needs with respect to the particular talents and experience of our directors;

     o the knowledge, skills and experience of nominees, including experience in business or finance, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

     o familiarity with our business and businesses similar or analogous to ours;

     o experience with accounting rules and practices and corporate governance principles; and

     o such other factors as the Nominating Committee deems are in our best interests and the best interests of our stockholders.

     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee, and discusses with the Board of Directors suggestions as to individuals who meet the criteria. The Nominating Committee may also utilize the services of an outside search firm to assist it in finding appropriate nominees for the Board of Directors.


The Audit Committee

     The Audit Committee's current members are Walter L. Robb, Chairman, Gilla Kaplan, Arthur Hull Hayes, Jr. and Michael D. Casey. The Audit Committee held six meetings in 2003. Each of Dr. Robb and Mr. Casey is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission and, as such, both Mr. Casey and Dr. Robb satisfy the requirements of Rule 4350 of the NASD. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In fulfilling its responsibility, the Audit Committee pre-approves, subject to stockholder ratification, the selection of our independent certified public accountants. The Audit Committee also reviews our consolidated financial statements and the adequacy of our internal controls. The Audit Committee meets at least quarterly with our management and our independent certified public accountants to review and discuss the results of audits or reviews of our consolidated financial statements, the evaluation of our internal audit controls, the overall quality of our financial reporting and our critical accounting policies and to approve any related-party transactions. The Audit Committee meets separately, at least quarterly, with the independent certified public accountants and our Chief Executive Officer. In addition, the Audit Committee oversees our existing procedures for the receipt, retention and handling of complaints. A more complete description of the Audit Committee and its functions may be found in the Audit Committee Charter attached to this Proxy Statement as Appendix A.

STOCKHOLDER NOMINATIONS

     Our Bylaws provide that nominations for the election of directors may be made at the Annual Meeting: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder who (i) is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) complies with the notice procedures set forth below.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at our principal executive offices not less than sixty
(60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice: (i) the name and record address of such stockholder,
(ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his or her notice and
(v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and serving as a director if elected.

STOCKHOLDER COMMUNICATIONS

     Our Board of Directors has determined that, in order to facilitate communications with the Board of Directors, or any individual members or any Committees of the Board of Directors, stockholders should direct all communication in writing to our Corporate Secretary at our principal executive offices. Our Corporate Secretary will forward all such correspondence to the Board of Directors, individual members of the Board of Directors or applicable chair persons of any Committee of the Board of Directors, as appropriate and as directed in the communication, unless the communication is unduly hostile, threatening or illegal.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Exchange Act, our directors, executive officers and any persons holding more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. All applicable acquisitions and dispositions of Common Stock, including grants of options under our Directors' Option Plan, the 1992 Long-Term Incentive Plan and the 1998 Stock Incentive Plan in 2003, were filed on a timely basis for the year 2003.

AUDIT COMMITTEE REPORT

     Pursuant to rules adopted by the Securities and Exchange Commission designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of the Company's Board of Directors submits the following report:

                     AUDIT COMMITTEE REPORT TO STOCKHOLDERS

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors and held six meetings in 2003. A copy of the charter is attached to this Proxy Statement as Appendix A.

     Management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain, and process complaints on auditing, accounting and internal control issues including the confidential, anonymous submission by employees of concerns on questionable accounting and auditing matters.

     In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the December 31, 2003 consolidated financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on

Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors the firm's independence.

     Based upon the Audit Committee's discussions with management and the independent auditors, and the Audit Committee's review of the representations of management and the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, to be filed with the Securities and Exchange Commission.

                                        Respectfully submitted,
                                        THE AUDIT COMMITTEE


                                        Walter L. Robb, Ph.D., CHAIR
                                        Gilla Kaplan, Ph.D.
                                        Arthur Hull Hayes, Jr., M.D.
                                        Michael D. Casey


RECOMMENDATION OF THE BOARD OF DIRECTORS


             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                    FOR THE ELECTION OF EACH OF THE NOMINEES
                    ---

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information about the compensation paid, or payable, by us for services rendered in all capacities to our Chief Executive Officer and each of our most highly paid executive officers who earned more than $100,000, for each of the last three fiscal years in which such officers were executive officers for all or part of the year.


                                         ANNUAL COMPENSATION                        LONG-TERM COMPENSATION
                              ------------------------------------------ ---------------------------------------------
                                                          OTHER ANNUAL     RESTRICTED    SECURITIES      ALL OTHER
NAME AND                                                  COMPENSATION        STOCK      UNDERLYING     COMPENSATION
PRINCIPAL POSITION      YEAR   SALARY ($)   BONUS ($)         ($)         AWARD(S) ($)    OPTIONS #         ($)
---------------------- ------ ------------ ----------- ----------------- -------------- ------------ -----------------
John W. Jackson ...... 2003     690,313     1,131,606        15,000 (1)        0           250,000         13,390 (2)
 Chairman and          2002     531,562       525,582        18,000 (1)        0           325,000         13,390 (2)
 Chief Executive       2001     506,250       230,344        10,200 (1)        0           100,000         13,390 (2)
 Officer
Sol J. Barer, Ph.D. .. 2003     552,250       678,964        15,000 (1)        0           157,500              0
 President and         2002     425,250       300,333        18,000 (1)        0           192,500              0
 Chief Operating       2001     405,000       131,625        10,200 (1)        0            50,000              0
 Officer
Robert J. Hugin ...... 2003     483,219       475,275        15,000 (1)        0           113,750              0
 Sr. V. P. & Chief     2002     372,094       210,233        16,500 (1)        0           136,200              0
 Financial Officer     2001     354,375        92,138        10,200 (1)        0            35,000              0

----------
(1) Reflects matching contributions under our 401(k) plan.

(2) Reflects the imputed value of premiums of life insurance premiums for a life insurance policy for Mr. Jackson.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     John W. Jackson, Sol J. Barer and Robert J. Hugin (each an "EXECUTIVE") are employed pursuant to substantially similar employment agreements (the "EMPLOYMENT AGREEMENTS"). On May 1, 2003 we entered into new three-year Employment Agreements with each of the Executives (each expiring on May 1, 2006). The Employment Agreements provide Messrs. Jackson, Barer and Hugin with an initial base salary (which from time to time may be increased by the Board of Directors, or a committee thereof), and which is currently $750,000, $600,000 and $525,000, respectively. In addition, each of the Employment Agreements provides for an annual target bonus which is currently 100%, 75% and 60%, respectively, of Executive's base salary measured against objective criteria to be determined by the Board of Directors, or a committee thereof. The Employment Agreements also provide that Messrs. Jackson, Barer and Hugin are entitled to continue to participate in all group health and insurance programs (and all other fringe benefit or retirement plans which are generally available to our employees). Each of the Employment Agreements provides that if Executive is terminated by us without cause or due to Executive's disability, he shall be entitled to receive a lump sum payment in an amount equal to Executive's annual base salary and a pro rata share of Executive's annual target bonus. Upon the occurrence of a change in control (as defined in the Employment Agreements) and thereafter, each Employment Agreement provides that if (a) at any time within one year of a change in control Executive's employment is terminated by us without cause or for disability or by Executive for good reason (as defined in the Employment Agreement) or (b) at any time within 90 days prior to a change in control, Executive's employment is terminated by us without cause or by Executive for good reason, Executive shall be entitled to receive: (i) a lump sum payment in an amount equal to (a) three times Executive's base salary plus (b) three times Executive's highest annual bonus within the three years prior to the change in control; (ii) any accrued benefits; (iii) payment of health and welfare premiums for Executive and his dependants for a maximum of three years; and (iv) full and immediate vesting of all stock options and equity awards; provided, however, that such payment shall be reduced by any payments made to Executive prior to the change in control on account of Executive's termination. Each Employment Agreement also provides that Executive shall be entitled to receive a gross-up payment on any payments made to Executive that are subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), except that a gross-up will not be made if the payments made to Executive do not exceed 105% of the greatest amount that could be paid to Executive such that the receipt of payments would not give rise to the excise tax. Each Executive is subject to a non-compete provision which applies during the period Executive is employed and until the first anniversary of the date Executive's employment terminates (the non-compete provision applies to the second anniversary of the date Executive's employment terminates if Executive receives change in control payments and benefits).


STOCK OPTION GRANTS FOR FISCAL 2003

     The following table provides information concerning grants of stock options to the following named executive officers during the 2003 fiscal year.


                       OPTION GRANTS DURING FISCAL 2003





                                                                                               POTENTIAL REALIZABLE
                                                                                                      VALUE
                                                                                                  ASSUMED ANNUAL
                                           NUMBER OF   % OF TOTAL                                 RATES OF PRICE
                                          SECURITIES     OPTIONS                                 APPRECIATION FOR
                                          UNDERLYING   GRANTED TO    EXERCISE                      OPTION TERM
                              DATE OF      OPTIONS     EMPLOYEES   PRICE PER   EXPIRATION ----------------------------
NAME                           GRANT      GRANTED(1)   IN 2003(2)     SHARE        DATE          5%            10%
----------------------------- ---------- ------------ ------------ ----------- ----------- ------------- --------------
John W. Jackson ............. 06/10/03      200,000        8.3%      $ 33.62    06/10/13    $4,229,396    $10,718,056
                              09/15/03       25,000        1.0%      $ 45.11    09/15/13    $  709,354    $ 1,795,633
                              12/15/03       25,000        1.0%      $ 44.83    12/15/13    $  704,951    $ 1,786,475
Sol J. Barer, Ph.D. ......... 06/10/03      127,500        5.3%      $ 33.62    06/10/13    $2,696,239    $ 6,832,760
                              09/15/03       15,000          *       $ 45.11    09/15/13    $  425,619    $ 1,078,580
                              12/15/03       15,000          *       $ 44.83    12/15/13    $  422,971    $ 1,071,885
Robert J. Hugin ............. 06/10/03       93,750        3.9%      $ 33.62    06/10/13    $1,982,529    $ 5,024,088
                              09/15/03       10,000          *       $ 45.11    09/15/13    $  283,741    $   719,053
                              12/15/03       10,000          *       $ 44.83    12/15/13    $  281,980    $   714,590

----------
* Less than one percent (1%)

(1) All options granted in 2003 were granted pursuant to our 1998 Stock Incentive Plan. The grants to Mr. Jackson, Dr. Barer and Mr. Hugin are vested in annual increments of 33 1/3% of each total grant, beginning on the date of grant. All options were granted at the fair market value of Common Stock on the effective date of grant.

(2) The total number of options granted to employees in 2003 was 2,424,027.

OPTION EXERCISES AND VALUES FOR FISCAL 2003

     The following table sets forth information for each of the named executive officers with respect to the value of options exercised during the year ended December 31, 2003, and the value of outstanding and unexercised options held as of December 31, 2003. There were no stock appreciation rights exercised during 2003 and none were outstanding as of December 31, 2003.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES





                                                                         NUMBER OF
                                                                   SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                                  SHARES                            AT DECEMBER 31, 2003           AT DECEMBER 31, 2003(2)
                                ACQUIRED ON        VALUE      -------------------------------- -------------------------------
NAME                           EXERCISE (#)   REALIZED ($)(1)  EXERCISABLE(3)   UNEXERCISABLE   EXERCISABLE(3)   UNEXERCISABLE
----------------------------- -------------- ---------------- ---------------- --------------- ---------------- --------------
John W. Jackson .............         --               --        1,466,820           --           $31,113,862         --
Sol J. Barer, Ph.D. .........     10,000         $345,900        1,022,762           --           $24,546,835         --
Robert J. Hugin .............         --               --          745,800           --           $18,242,272         --


----------
(1) Represents the difference between the average high and low trading price of the Common Stock on the Nasdaq National Market on the date the shares were acquired upon exercise and the exercise price of the options exercised multiplied by the number of shares acquired upon exercise.

(2) Represents the difference between the closing market price of the Common Stock as reported by Nasdaq on December 31, 2003 of $44.88 per share and the exercise price per share of the in-the-money options multiplied by the number of shares underlying the in-the-money options.

(3) Represents vested options under the 1992 Long-Term Incentive Plan and vested and unvested options under the 1998 Stock Incentive Plan (collectively, the "Plans") which may be exercised under the provisions of the Plans. Shares of stock underlying unvested options which may be acquired upon exercise of such option, (with a value of in-the-money options of $4,101,170 for Mr. Jackson, $2,529,550 for Dr. Barer and $1,818,060 for Mr. Hugin), however, may not be sold until such options are fully vested.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee annually reviews the performance and total compensation package and policies for all executive officers, considers the modification of existing compensation and employee benefit programs and the adoption of new plans, administers the Plans and reviews the compensation and benefits of Non-Employee Directors. The Compensation Committee is composed solely of independent outside directors.

EXECUTIVE COMPENSATION POLICIES AND PROGRAMS

     Our executive compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain and motivate employees, and it utilizes incentives such that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance.

     A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, commercial and individual goals.

     We do not have a pension plan (other than the 401(k) Plan) or other capital accumulation program. Grants of stock options are therefore of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

     On and after September 19, 2000, stock options granted to executives at the vice-president level and above contain a reload feature which provides that if (1) the optionee exercises all or any portion of the stock option (a) at least six months prior to the expiration of the stock option, (b) while employed by us or one of our our affiliates and (c) prior to the expiration date of the 1998 Stock Incentive Plan and (2) the optionee pays the exercise price for the portion of the stock option so exercised or pays applicable withholding taxes by using Common Stock owned by the optionee for at least six months prior to the date of exercise, the optionee shall be granted a new stock option under the 1998 Stock Incentive Plan on the date all or any portion of the stock option is exercised to purchase the number of shares of Common Stock equal to the number of shares of Common Stock exchanged by the optionee to exercise the stock option or to pay withholding taxes thereon. The reload stock option will be exercisable on the same terms and conditions as apply to the original stock option except that (x) the reload stock option will become exercisable in full on the day that is six months after the date the original stock option is exercised, (y) the exercise price shall be the fair market value (as defined in the 1998 Stock Incentive Plan) of Common Stock on the date the reload stock option is granted and (z) the expiration of the reload stock option will be the date of expiration of the original stock option. An optionee may not reload the reload stock option unless otherwise permitted by the Compensation Committee.

     Executive and employee compensation includes salary, bonus payments, employment-related benefits and incentive compensation:

     Salary. Salaries are set competitively relative to the biotechnology and pharmaceutical industries--industries with which we compete for our highly skilled talent. Individual experience and performance is considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals.

     Bonus Plan. Our total cash compensation in addition to base salaries includes annual bonus eligibility for executives and some employee levels. The purpose of this compensation component is to provide a variable compensation component to executives and employees to achieve annual corporate, business unit and individual goals. Goals are set annually based upon our objectives to focus on achievement of key business targets and create employee ownership. The Executive Bonus Plan for officers is based exclusively on achievement of our key performance measures established and approved by the Compensation Committee of the Board of Directors.

     Deferred Compensation. Certain designated executives may elect to defer the receipt of a portion of their base salary and bonuses, the receipt of restricted stock and the delivery of stock option gains to our Deferred Compensation Plan, an unfunded non-qualified deferred compensation arrangement. We make a matching contribution to the Deferred Compensation Plan on behalf of certain executives in the plan at a rate specified by the Compensation Committee.

     Benefits. All employees are eligible for similar benefits, such as medical, dental, vision, disability and life insurance.

     Incentive Compensation. A stock incentive program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit and individual goals. The stock incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with us. The size of grants is tied to comparative biotechnology industry practices. To determine such comparative data, we rely on outside compensation consultants and third-party industry surveys. Stock option grants are made on a quarterly basis.

     Under our 2003 incentive program, it was agreed that we would grant at a future date options to purchase shares of Common Stock, subject to the achievement of certain 2003 goals. A similar incentive program has been designed for 2004 based on attainment of corporate, business unit and individual goals. The program is open to all regular full-time employees with at least three months of service, other than our executive officers.

     In 2003, we established a performance incentive program under our 1998 Stock Incentive Plan, which is a long-term program, designed to provide key officers and executives with specified incentive opportunities contingent upon achievement of pre-established corporate performance objectives and continued employment. The goals of the program are to create focus on key long-term objectives over time while creating a retention vehicle to ensure management continuity in key functional areas. The 2003 performance cycle began on May 1, 2003 and will end on December 31, 2005 (the "2003

CYCLE"). In addition, the 2004 performance cycle began on January 1, 2004 and will end on December 31, 2006 (the "2004 CYCLE"). Performance measures for the 2003 Cycle and the 2004 Cycle are based on the following components: 25% on earnings per share, 25% on net income and 50% on revenue.

     For the 2003 Cycle and the 2004 Cycle, performance awards are expressed as a percentage of base salary. While such awards are denominated in cash, it is anticipated that they will be payable in the form of shares (converted from cash at the time of payment), although the Compensation Committee reserves the right to use cash. It is also anticipated that each named Executive Officer will participate in the performance incentive program.

     Chief Executive Officer Compensation. Mr. Jackson received a salary of $690,313 for 2003. Mr. Jackson also received a bonus of $1,131,606 for 2003. Mr. Jackson's bonus is based solely on the achievement of key performance objectives for our company approved and measured by the Compensation Committee of the Board of Directors. Factors considered in determining Mr. Jackson's bonus included the successful attainment of certain revenue and earnings targets, and several important milestones in the development of our products, as well as comparisons to total compensation packages of chief executive officers at corporations within our industry that are of comparable size.

     Policy with Respect to Compensation Deductibility. Our policy with respect to the deductibility limit of Section 162(m) of the Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interest of us and our stockholders. However, we reserve the right to authorize the payment of non-deductible compensation if we deem that it is appropriate.

   Members of the Compensation Committee:


                               Richard C.E. Morgan, Chairman
                               Frank T. Cary
                               Jack L. Bowman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Richard C.E. Morgan, Chairman, Frank T. Cary and Jack L. Bowman. Each is an independent outside director. There were no interlocks among any of the members of the Compensation Committee and any of our executive officers.

PERFORMANCE GRAPH

     The following graph shows changes over the past five years in the value of $100 invested in: 1) our Common Stock; 2) the Standard & Poor's 500 Index;
3) the NASDAQ Stock Market (U.S.) Index; and 4) the NASDAQ Pharmaceutical
Index.

     The graph shows the value of $100 invested on December 31, 1998 in our Common Stock or in one of the indexes, as applicable, including reinvestment of dividends, at December 31 for each of 1998-2003.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                AMONG CELGENE CORPORATION, THE S & P 500 INDEX,
              THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ
                             PHARMACEUTICAL INDEX


                               [GRAPHIC OMITTED]




* $100 invested on 12/31/98 in stock or index, including reinvestment of dividends. Fiscal year ended December 31.

Copyright (Copyright) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
All rights reserved. www.researchdatagroup.com/S&P.htm



                                                                    CUMULATIVE TOTAL RETURN
                                       ---------------------------------------------------------------------------------
                                          12/98         12/99         12/00         12/01         12/02         12/03
CELGENE CORPORATION ................       100.00        455.28        634.21        622.89        418.97        875.79
S & P 500 ..........................       100.00        121.04        110.02         96.95         75.52         97.18
NASDAQ STOCK MARKET (U.S.) .........       100.00        190.62        127.67         70.42         64.84         91.16
NASDAQ PHARMACEUTICAL ..............       100.00        199.92        238.75        217.59        140.77        202.79


----------
* $100 INVESTED ON 12/31/98 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.

                                 PROPOSAL TWO:
                   AMENDMENT TO CERTIFICATE OF INCORPORATION

     On February 19, 2004, the Board of Directors unanimously approved an amendment to our Certificate of Incorporation, as amended, that would increase the number of authorized shares of stock from 125,000,000 to 300,000,000 and directed the submission of the amendment for approval at the Annual Meeting.

     As of April 7, 2004, 81,707,843 shares of Common Stock were issued and outstanding, 1,800,000 shares were reserved for issuance under the Directors' Option Plan, 12,500,000 shares were reserved for issuance under the 1998 Stock Incentive Plan and 8,255,920 shares were reserved for issuance under our $400,000,000 1 3/4% Convertible Notes due 2008.

     The Board of Directors considers the proposed increase in the number of authorized shares of Common Stock desirable because it would give the Board of Directors the flexibility to issue Common Stock, if it determined to do so, in connection with stock dividends and splits, future acquisitions, financings, employee benefits and other appropriate corporate purposes without the delay and expense that could arise if there were insufficient authorized shares for a proposed issuance, thereby requiring stockholder approval and a special stockholders meeting before such issuance could proceed.

     Except pursuant to the Director's Option Plan, the 1998 Stock Incentive Plan and the Convertible Notes, there are no present plans, agreements or understandings for the issuance of additional shares of Common Stock as of the date of this Proxy Statement; however, we review and evaluate potential acquisitions and other corporate actions on an on-going basis to determine if such actions would be in our best interest and in the best interest of our stockholders. Depending on the nature and size of any future issuance of Common Stock, further stockholder authorization may be required under Delaware law or the rules of the Nasdaq Stock Market or any stock exchange on which the Common Stock may then be listed.

     IF THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION IS APPROVED BY OUR STOCKHOLDERS, IT WOULD BECOME EFFECTIVE UPON THE FILING OF A CERTIFICATE OF AMENDMENT WITH THE DELAWARE SECRETARY OF STATE, WHICH FILING WOULD OCCUR PROMPTLY AFTER THE ANNUAL MEETING.

REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required to approve this Amendment. Abstentions are not affirmative votes and, therefore, shall have the same effect as votes against the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR THE ADOPTION OF THIS PROPOSAL
                           ---

                     PROPOSAL THREE: INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP, independent certified public accountants, to audit our consolidated financial statements for the current year. The affirmative vote of a majority of the shares present and eligible to vote at the Annual Meeting is required for the ratification of the Board of Directors' selection of KPMG LLP as our independent certified public accountants for the fiscal year ending December 31, 2004. Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table summarizes fees billed to us by our independent certified public accountants for the fiscal years ended 2003 and 2002.


                                    2003          2002
                                -----------   -----------
Audit Fees ..................    $447,504      $356,768
Audit-Related Fees ..........    $ 53,540      $ 39,250
Tax Fees ....................    $166,292      $ 52,883
All Other Fees ..............    $ 51,950      $      0


Audit Fees

     Fees to KPMG LLP for audit services totaled approximately $447,504 (including expenses) in 2003, including fees associated with the 2003 annual audit, as well as a review of our quarterly reports on Form 10-Q for the year and services rendered in connection with the filing of SEC registration statements and other offerings of securities. Fees for audit services to KPMG LLP totaled approximately $356,768 (including expenses) in 2002, including fees associated with the 2002 annual audit, as well as a review of our quarterly reports on Form 10-Q for the year and services rendered in connection with the filing of SEC registration statements and accounting and reporting consultations.

Audit-Related Fees

     Fees to KPMG LLP for audit-related services totaled approximately $53,540 (including expenses) in 2003. In 2003, audit-related services consisted of audits of employee benefit plans. Fees to KPMG LLP for audit-related services totaled approximately $39,250 (including expenses) in 2002. In 2002, audit-related services principally consisted of audits of employee benefit plans.

Tax Fees

     Fees to KPMG LLP for tax services, including tax compliance, tax advice and tax planning, were approximately $166,292 (including expenses) in 2003. Fees to KPMG LLP for tax services, including tax compliance, tax advice and tax planning, were approximately $52,883 (including expenses) in 2002.

All Other Fees

     Fees to KPMG LLP for all other services totaled approximately $51,950 in 2003 and consisted of services rendered in connection with our filings of Form 5500s for various employee benefit plans.


AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

     The Audit Committee currently pre-approves all audit and permissible non-audit services provided by our independent certified public accountants. These services may include audit services, audit-related services, tax services and other services.

RECOMMENDATION OF THE BOARD OF DIRECTORS

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR THE ADOPTION OF THIS PROPOSAL
                           ---

                             STOCKHOLDER PROPOSALS

     Stockholders wishing to include proposals in the proxy material in relation to our annual meeting to be held in 2005 must submit the same in writing to Celgene Corporation, 7 Powder Horn Drive, Warren, New Jersey 07059,
Attention: Corporate Secretary, so as to be received at our executive office on or before February 16, 2005. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders' proposals.

     Stockholders who intend to present a proposal at the 2005 annual meeting, without including such proposal in our Proxy Statement, must provide our Secretary with written notice of such proposal no later than April 1, 2005. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

           DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

     Only one copy of this Proxy Statement and the Annual Report is being delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the Proxy Statement.

     We will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement and Annual Report to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the Proxy Statement and Annual Report who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (732) 271-1001 or by mail to Celgene Corporation, 7 Powder Horn Drive, Warren, New Jersey 07059.

                                 OTHER MATTERS

     Upon written request addressed to our Corporate Secretary at 7 Powder Horn Drive, Warren, New Jersey 07059 from any person solicited herein, we will provide, at no cost, a copy of the Form 10-K Annual Report filed with the Securities and Commission for the fiscal year ended December 31, 2003.

     Our Board of Directors does not know of any matters to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                                        By Order of the Board of Directors,



                                        JOHN W. JACKSON
                                        Chairman of the Board and
                                        Chief Executive Officer

May 15, 2004


STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                     APPENDIX A


                      AMENDED AND RESTATED CHARTER OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are:

     1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     2. Directly monitor the independence and performance of the Company's independent auditors.

     3. Provide an avenue of communication among the independent auditors, management and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.


II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASDAQ Stock Market Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent director" as defined by NASDAQ and in the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder, and free from any relationship that would interfere with the exercise of his or her independent judgment. Additionally, no member of the Committee shall be an "affiliated person" within the meaning of that term under Section 301 of the Sarbanes-Oxley Act of 2002, and no member of the Committee may receive any payment from the Company, other than payment for board or Committee service. All members of the Committee shall have at least a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have financial sophistication as that term is used by NASDAQ and, if practicable, shall be "an audit committee financial expert" as defined in the rules of the Securities and Exchange Commission (the "SEC").

     Audit Committee members shall be appointed by the Board on recommendation of the Chairman of the Committee. If the Audit Committee Chair is not present at any meeting of the Committee, the members of the Committee may designate a chair by majority vote of the Committee membership.

     The Committee shall meet a minimum of four times a year or as often as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at least quarterly with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee, or at least its Chair, should meet with management and the independent auditors quarterly to review the Company's financial statements.

III. Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the SEC.

     2. Review the Company's periodic and annual financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments. Discuss certain matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61 ("SAS No. 61").

     3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses. Discuss with the independent auditors and management their observations relative to the quality and appropriateness of the Company's accounting principles and significant estimates as applied in its financial reporting.

     Independent Auditors
     --------------------

     4. The independent auditors are accountable solely to, and shall report directly to, the Audit Committee. The Audit Committee shall review the independence and performance of the auditors and shall have sole authority to appoint the independent auditors or approve any discharge of auditors when circumstances warrant.

     5. Approve, in advance, all auditing and non-auditing services provided by the independent auditors and the fees and other significant compensation to be paid to the independent auditors.

     6. Confirm and assure the independence of the independent auditors, and on an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     7. At least annually, obtain and review a report by the independent auditors addressing: (i) the audit firm's internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues.

     8. Review the independent auditors' audit plan; discuss scope, staffing, locations, reliance upon management and general audit approach.

     9. Discuss the annual audited financial statements and quarterly financial statements, including the assessment of the integrity of such financial statements, with management and the independent auditors, including the Company's disclosures in the "Management's Discussion Analysis of Financial Condition and Results of Operations" in each Form 10-Q and 10-K to be filed with the SEC. Assure that the auditor's reasoning is described and documented in determining the appropriateness of changes in accounting principles and disclosure practices.

     10. Conduct discussions with the Company and the independent auditors regarding the auditor's evaluation about the quality of the Company's accounting principles and essential estimates in its financial statements.

     11. Review reports from the independent auditors concerning critical accounting policies, all alternative treatments of financial information under generally accepted accounting principles ("GAAP") that were discussed with management and other material written communications between the auditors and management. Also review with the independent auditors any audit problems or difficulties as well as management's response to those issues.

     12. Review and approve reports from the independent auditors as required by Independence Standards and current Statements on Auditing Standards.

     Review and Assessment of Internal Controls
     ------------------------------------------

     13. Discuss with management policies and programs with respect to risk management and risk assessment.

     14. Review management's annual Internal Control Report which (i) acknowledges management's responsibility for establishing and maintaining an adequate internal control structure and procedures for financial reporting; and (ii) contains an assessment, as of the end of the most recent fiscal year, of the internal control structure and procedures for financial reporting.

     15. Establish and maintain procedures for the (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     16. Consider and review with the independent auditor (i) the adequacy of the internal controls of the Company and its subsidiaries, including computerized information system controls and security; and related findings and recommendations of the independent auditor together with management's responses.

     17. Coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. Receive and review the reports of the Chairman and CEO and the CFO required by Rule 13a-14 of the Exchange Act.

     Legal Compliance
     ----------------

     18. On at least an annual basis, review with the Company's outside counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities
     --------------------------------------

     19. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

     20. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     21. Review and approve all related-party transactions.

                                                                     APPENDIX B


                                CHARTER OF THE
                      NOMINATING AND GOVERNANCE COMMITTEE


PURPOSE:

This document sets forth the policy of Celgene Corporation (the "Company") concerning the establishment and operation of the Nominating and Governance Committee of the Company's Board of Directors (the "Committee").

COMPOSITION:

The Committee must be comprised entirely of "independent directors" as such term is defined by NASDAQ and shall consist of no fewer than 3 members; provided, however, that with the approval of the Board, not more than one member of the Committee may satisfy one or more of the exceptions permitted by NASDAQ. A majority of the members of the Committee shall constitute a quorum.

RESPONSIBILITIES:

The Committee has responsibility for identifying individuals qualified to become Board members and considering candidates to fill positions on the Board. In identifying candidates, the Committee shall consider all factors the Committee deems appropriate. The Committee shall recommend to the Board such director nominees as it deems qualified.

The Committee also has responsibility for overseeing the periodic evaluation of the performance of the Board and its committees in such manner as the Committee deems appropriate.

The Committee also has responsibility for developing and recommending to the Board such corporate governance guidelines as the Committee deems appropriate.

The Committee has the authority to retain search firms and/or consultants to assist it in the performance of its responsibilities, including the authority to approve such search firms' and consultants' fees.

The Committee shall report to the Board at least once annually.

The Committee shall assess its charter at least annually and shall recommend to the Board any changes to the charter the Committee deems appropriate.

COMMITTEE MEETINGS:

The Committee shall meet at least once annually and will have such other meetings each year as it deems appropriate. The Committee may ask members of management or others to attend meetings and provide pertinent information, as necessary. The Committee shall maintain a high degree of independence both in establishing its agenda and in accessing various members of management. Minutes shall be prepared of all meetings.

The Committee may delegate authority to individuals or subcommittees when it deems appropriate. However, in delegating authority, it shall not absolve itself from the responsibilities it bears under the terms of this Charter.

                               CELGENE CORPORATION

                                      PROXY

         The undersigned hereby appoints John W. Jackson, Sol J. Barer and Robert J. Hugin, and each of them, with power of substitution and resubstitution, to represent and to vote on behalf of the undersigned all of the shares of Celgene Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Proskauer Rose LLP, 26th floor, 1585 Broadway, New York, New York 10036 on Tuesday, June 15, 2004, at 1:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (1), (2) AND (3)

1. PROPOSAL TO ELECT TEN DIRECTORS

   [ ]  FOR all nominees listed below          [ ]  WITHHOLD AUTHORITY
        (except as marked to the contrary)          to vote for all nominees
                                                    listed

           John W. Jackson                  Michael D. Casey
           Sol J. Barer, Ph.D.              Arthur Hull Hayes, Jr., M.D.
           Robert J. Hugin                  Gilla Kaplan, Ph.D.
           Jack L. Bowman                   Richard C.E. Morgan
           Frank T. Cary                    Walter L. Robb, Ph.D.

   INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT
                 NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:

                 -----------------------------------------------------


2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE TO 300,000,000

   [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004

   [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

4. In their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

   [ ]  I will attend the meeting        [ ]  I will not attend the meeting

Note: Please sign exactly as names appear on this proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person.

                  Dated:
                           -----------------


                           -------------------------------------------
                                   (Signature)

                           -------------------------------------------
                                   (Signature)

                           -------------------------------------------
                                   (Signature)

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.



                                        2